SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT

(Date of earliest event reported)

JANUARY 2, 2004

JAMESON INNS, INC.

(Exact name of registrant as specified in its charter)

Georgia

(State or other Jurisdiction of Incorporation or Organization)

8 Perimeter Center East

Suite 8050

Atlanta, GA 30346

(Address of Principal Executive Offices)

(Zip Code)

Commission File Number: 0-23256

58-2079583

(IRS employer identification no.)

770-481-0305

(Registrant’s Telephone Number Including area code)

ITEM 2.	ACQUISITION OR DISPOSITION OF ASSETS

On January 2, 2004 Jameson Inns, Inc. closed its acquisition of all of the membership interests of Kitchin Hospitality LLC. Kitchin Hospitality is the operating company which has been leasing and operating the hotel properties of Jameson. At the closing, Jameson issued to the owners of Kitchin Hospitality a total of 2,185,430 shares of its common stock and paid them a total of $1.3 million in cash as the consideration for the membership interests. The funds for the acquisition came from Jameson’s available working capital. Prior to the consummation of the acquisition, Kitchin Hospitality distributed to its owners its construction subsidiaries. These construction subsidiaries are no longer a part of Kitchin Hospitality.

Kitchin Hospitality has become a wholly owned subsidiary of Jameson and will continue to operate Jameson’s hotel properties.

Because of the ownership of Kitchin Hospitality by Mr. Thomas W. Kitchin, Chairman and Chief Executive Officer of Jameson, and members of his family (including Mr. Craig R. Kitchin, Jameson’s President and Chief Financial Officer), the Board of Directors appointed a special committee consisting of all of the independent directors to consider and negotiate the acquisition. The terms of the acquisition were determined by arm’s-length negotiations between the special committee, Mr. Thomas W. Kitchin and their respective financial advisors. The special committee was advised by Jones Day as its legal counsel and Raymond James & Associates, Inc. as its financial advisor. Raymond James & Associates, Inc. rendered an opinion to the special committee that the transaction was fair to Jameson from a financial point of view.

The issuance of the shares of stock issued to the owners of Kitchin Hospitality, LLC in this transaction was not registered under the Securities Act of 1933, as amended, in reliance upon the exemption from the registration requirements of that act provided by Section 4(2) thereof. The persons receiving the shares are sophisticated investors who are able to evaluate the risks of an investment in these securities, have the financial wherewithal to bear the financial risks of the investment and have had access to all material information regarding Jameson.

ITEM 7.	FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statements of Business Acquired

The following financial statements of Kitchin Hospitality, LLC are incorporated herein by reference to the Definitive Proxy Statement of Jameson Inns, Inc. filed on Schedule 14A on November 10, 2003 in connection with the annual meeting of the shareholders of Jameson Inns, Inc. convened on December 17, 2003.

Audited Financial Statements of Kitchin Hospitality, LLC

Report of Independent Auditors dated February 25, 2003

Consolidated Balance Sheets as of December 31, 2002 and 2001

Consolidated Statements of Income and Comprehensive Income for each of the three years ended December 31, 2002, 2001 and 2000

Consolidated Statements of Members’ Capital (Deficit) for each of the three years ended December 31, 2002, 2001 and 2000

Consolidated Statements of Cash Flows for each of the three years ended December 31, 2002, 2001 and 2000.

Notes to Consolidated Financial Statements

Unaudited Interim Financial Statements of Kitchin Hospitality, LLC

Unaudited Consolidated Balance Sheets as of June 30, 2003 and December 31, 2002

Unaudited Consolidated Statements of Income and Comprehensive Income for the three and six month periods ended June 30, 2003 and 2002

Consolidated Statements of Cash Flows for the six months ended June 30, 2003 and 2002

Notes to Consolidated Financial Statements

(b)	Pro Forma Financial Information

The following pro forma financial information of Jameson Inns, Inc. is incorporated herein by reference to the section entitled “Selected Pro Forma Financial Statements” in the Definitive Proxy Statement of Jameson Inns, Inc. filed on Schedule 14A on November 10, 2003 in connection with the annual meeting of the shareholders of Jameson Inns, Inc. convened on December 17, 2003.

Jameson Inns, Inc. Unaudited Pro Forma Condensed Balance Sheet—June 30, 2003

Jameson Inns, Inc. Unaudited Pro Forma Condensed Statement of Operations—Year Ended December 31, 2002

Jameson Inns, Inc. Unaudited Pro Formed Condensed Statement of Operations—Six Months Ended June 30, 2003

(c)	Exhibits

2.1	Membership Interest Purchase Agreement dated as of September 10, 2003 between Jameson Inns, Inc., Kitchin Hospitality, LLC and the Members of Kitchin Hospitality, LLC is incorporated by reference to Appendix A to the Jameson Inns, Inc. proxy statement and included in the Additional Definitive Soliciting Materials filed on Schedule 14A on December 8, 2003

4.1	Shareholders’ Agreement dated as of January 2, 2004 by and among Jameson Inns, Inc. and each of the former Members of Kitchin Hospitality, LLC

4.2	Registration Rights Agreement dated as of January 2, 2004 by and among Jameson Inns, Inc. and each of the former Members of Kitching Hospitality, LLC

99.1	Press Release Announcing Closing of Acquisition of Kitchin Hospitality, LLC

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

JAMESON INNS, INC.

Dated January 7, 2004	By:	/s/ Craig R. Kitchin

President & Chief Financial Officer